First Quarter Results April 16, 2026 Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including statements regarding economic and geopolitical uncertainty, including uncertainty regarding trade policy developments, trends in labor demand and the future strengthening of such demand, the impact of AI on labor markets, financial outlook, outlook for our business in the regions in which we operate as well as key countries within those regions, the Company’s strategic initiatives and technology investments, including transformation programs and the use of AI to drive innovation, the ability of our PowerSuite platform to develop and deploy our AI capabilities at scale, and the positioning of future growth for our brands, that are forward-looking in nature and, accordingly, are subject to risks and uncertainties. The Company’s actual results may differ materially from those described or contemplated in the forward-looking statements due to numerous factors. These factors include those found in the Company’s reports filed with the SEC, including the information under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2025, which information is incorporated herein by reference. We caution that any forward-looking statement reflects only our belief at the time the statement is made. The Company assumes no obligation to update or revise any forward-looking statements. We reference certain non-GAAP financial measures, which we believe provide useful information for investors. We include a reconciliation of these measures, where appropriate, to GAAP on the Investor Relations section of our website at manpowergroup.com.

First Quarter Highlights Manpower had strong growth in the quarter. Experis impacted by soft professional demand, with stable underlying activity. Talent Solutions headwinds continue, driven by tempered permanent hiring, with rate of decline narrowing over last two quarters Ongoing cost-out initiatives resulted in a 4% constant currency year-over-year reduction in SG&A, as adjusted, during the quarter Delivered solid performance in the first quarter, driven by strong growth in certain markets and broad-based market stabilization in others Launched expanded global strategic transformation program, expected to deliver $200 million in permanent cost savings in 2028; enabling more efficient cost structure and positioning our brands to win market share Advanced AI strategy from helping create new ways to deliver a best-in-class talent experience monetizing new human + agentic solutions for our clients through strategic partnerships

Front Office Transformation to Drive Growth and Structural Cost Reduction Back Office Transformation PowerSuite Industry Leading Technology Platform Executing standardized and centralized end to end processes in Finance and IT globally Front Office Transformation PowerSuite Industry Leading Technology Platform Implementing standardized, AI infused end to end processes for Recruiting, Sales and Service Delivery Impact Increase fill rates and speed to placement, connecting more people to work Improve client and candidate experience Accelerate return to historical margins, with a foundation to expand margins over time Applying Learnings

AI as a Growth Multiplier

Three areas where AI is already driving measurable value

1

COMMERCIAL POTENTIAL

AI-Powered Sales Targeting Engine

Pinpoints highest-probability opportunities for maximum conversion. Deployed in France, scaling to **~50% of markets by year-end**

2

TALENT EXPERIENCE

AI Screening via Hubert / PowerSuite

Scaling to **~70% of markets by year-end**

3

MONETIZATION

SoundHound Partnership & EXCELERATE AI

Experis supporting companies to redesign workflows **with human + agentic solutions**

~$200M	25K+	EXCELERATE	80%+
Incremental revenue – AI Sales Targeting	AI-led interviews completed in 6 months	AI services suite – Human + Agentic solutions	Workforce using AI

ManpowerGroup | First Quarter 2026 Results

April 2026 | 5

As Reported As Adjusted Q1 Financial Highlights 10% 3% CC 10% 3% CC Revenue $4.5B (Systemwide $5.0B) -110 bps -110 bps Gross Margin 16.0% -3% -17% CC 18% 5% CC EBITA $35M ($61M as adjusted) -10 bps 10 bps EBITA Margin 0.8% (1.4% as adjusted) -55% -65% CC 15% 3% CC EPS $0.05 ($0.51 as adjusted) Excludes the impact of restructuring costs and strategic transformation program costs of $26.0M ($21.5M net of tax). Prior year period excludes the impact of restructuring costs and other items. Systemwide revenue also includes revenues generated by franchise offices, which were $454.3M and which generated franchise fees of $3.8M included in revenue. Variances reported above do not include franchise offices. EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets and Goodwill Impairment. Reported operating profit was $28M, and operating profit margin was 0.6%. As adjusted, operating profit was $54M, and operating profit margin was 1.2%. (3) (3) Consolidated Financial Highlights ManpowerGroup 2026 First Quarter Results (1) (2)

Transformation Expected to Yield $200 million of Savings



Savings ($M)
200
150
100
50
0
Net Investment Period
$20
$80
$40
$40
$200
$150
$50
2026
2027
2028
Back Office
Front Office

During net investment period of 2026 and 2027, Restructuring and Strategic Transformation Program costs are greater than cost savings. Investments in 2026 and 2027 are expected to drive significant benefits in 2028 achieving $200M of run rate savings.

Joining Leading Front and Back Office Technology With Best End-to-End Processes to Drive Superior Growth and Efficiency

- ~80% of revenues now on our leading **PowerSuite Back Office** technology
  - Standardization and centralization driving savings in 2026 that grow in future years
- ~90% of revenues now on our leading **PowerSuite Front Office** technology
  - In Q1, launched Front Office process transformation in North America
  - Best-in-class processes enabled by leading technology and agentic A.I. to drive revenue growth while significantly improving efficiency
  - Expanding to the Rest of the World in 2027 expected to drive significant savings in 2028

ManpowerGroup | First Quarter 2026 Results April 2026 | 7

EPS Bridge – Q1 vs. Guidance Midpoint ManpowerGroup 2026 First Quarter Results (1) Detail of items included on slide 3.

ManpowerGroup 2026 First Quarter Results

Business Line Revenue Q1 2026(1)



MANPOWER
EXPERIS
TALENT SOLUTIONS
15%
10%
5%
0%
-5%
-10%
15%
6%
-4%
-9%
3%
-1%
vs. 2025 reported %
vs. 2025 organic CC %

- Manpower organic CC revenue growth improved sequentially to 6% year over year, from 5% in Q4.
- Experis organic CC revenue growth -9% year over year, from -6% in Q4 reflecting timing of Healthcare IT projects in prior year period.
- Talent Solutions organic CC revenue improved to -1% year over year, from -4% in Q4. RPO improved from the Q4 trend due to select client programs. MSP improved and Right Management experienced growth in the quarter.

(1) Business line classifications can vary by entity and are subject to change as service requirements change.

ManpowerGroup | First Quarter 2026 Results

April 2026 | 9

Consolidated Gross Margin Change ManpowerGroup 2026 First Quarter Results

Business line classifications can vary by entity and are subject to change as service requirements change. Business Line Gross Profit – Q1 2026(1) ManpowerGroup 2026 First Quarter Results

(15.6% CC) (16.3% CC) SG&A Expense Bridge – Q1 YoY (in millions of USD) ManpowerGroup 2026 First Quarter Results (15.0% CC)

As Reported As Adjusted Q1 Financial Highlights 6% 4% CC 6% 4% CC Revenue $1.1B -25% -28% CC 1% -2% CC OUP $19M ($26M as adjusted) -70 bps -10 bps OUP Margin 1.7% (2.3% as adjusted) Americas Segment (25% of Revenue) ManpowerGroup 2026 First Quarter Results Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Current period excludes the impact of restructuring costs of $6.7M. Prior year period variances exclude restructuring costs. (1)

Americas – Q1 Revenue Trend YoY ManpowerGroup 2026 First Quarter Results

As Reported As Adjusted Q1 Financial Highlights 15% 3% CC 15% 3% CC Revenue $2.1B 8% -2% CC 8% -2% CC OUP $54M ($58M as adjusted) -10 bps -10 bps OUP Margin 2.6% (2.8% as adjusted) Southern Europe Segment (47% of Revenue) ManpowerGroup 2026 First Quarter Results (1) Current period excludes the impact of restructuring costs of $4.0M. Prior year period variances exclude restructuring and other costs.

Southern Europe – Q1 Revenue Trend YoY ManpowerGroup 2026 First Quarter Results

As Reported As Adjusted Q1 Financial Highlights 8% -2% CC -1% OCC 8% -2% CC -1% OCC Revenue $790M NM NM NM NM OUP -$8M (-$3M as adjusted) 150 bps 40 bps OUP Margin -1.0% (-0.4% as adjusted) Northern Europe Segment (17% of Revenue) ManpowerGroup 2026 First Quarter Results (1) Current period excludes the impact of restructuring costs of $4.8M. Prior year period variances exclude restructuring costs. Variances are not meaningful. (2) (2)

Northern Europe – Q1 Revenue Trend YoY ManpowerGroup 2026 First Quarter Results -28%

As Reported As Adjusted Q1 Financial Highlights 7% 8% CC 7% 8% CC Revenue $510M 8% 11% CC 10% 13% CC OUP $22M ($22M as adjusted) 0 bps 10 bps OUP Margin 4.2% (4.3% as adjusted) APME Segment (11% of Revenue) ManpowerGroup 2026 First Quarter Results Current period excludes the impact of restructuring costs of $0.4M.

APME – Q1 Revenue Trend YoY ManpowerGroup 2026 First Quarter Results

Cash Flow Summary ManpowerGroup 2026 First Quarter Results

Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt Net (Cash) Balance Sheet Highlights ManpowerGroup 2026 First Quarter Results Long term debt was temporarily increased by €500M on December 15, 2025 when we issued the €500M of Euro notes due 2030 to refinance the €500M of Euro notes scheduled to mature in June 2026. The notes due in June 2026 were repaid with cash in January 2026. 2025 adjusted total debt and total debt to capitalization reflects underlying debt and cash levels excluding the issuance on December 15, 2025. (1) (1)

ManpowerGroup 2026 First Quarter Results Second Quarter 2026 Outlook Revenue Total Up 3-7% (Up 1-5% CC) Americas Up 6-10% (Up 5-9% CC) Southern Europe Up 3-7% (Up 1-5% CC) Northern Europe Down 2% / Up 2% (Down 3% / Up 1% CC) APME Down 3% / Up 1% (Up 3-7% CC) Gross Profit Margin 16.1 – 16.3% EBITA(1) Margin 2.0 – 2.2% Operating Profit Margin 1.9 – 2.1% Tax Rate 43.0% EPS(2) $0.91 – $1.01 (favorable $0.05 currency) Estimates are assuming FX rates of 1.16 for Euro, 1.33 for GBP, 0.0063 for JPY and 0.0007 for ARS. EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets and Goodwill Impairment. Restructuring and cost optimization program costs are not included in the underlying guidance.

Appendix

Industry Vertical Composition Based on Revenues – Q1 2026 ManpowerGroup 2026 First Quarter Results Industry vertical composition has been updated to align with our Global Sales Verticals based on client segmentation.

Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €400M 3.514% Jun 2027 461 - Euro Notes - €500M 3.786% Dec 2030 573 - Revolving Credit Agreement 4.790% Dec 2030 50 550 Uncommitted lines and Other Various Various 63 387 Total Debt 1,147 937 (3) (1)(2) (4) (2) Debt and Credit Facilities – March 31, 2026 (in millions of USD) ManpowerGroup 2026 First Quarter Results The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 2.86 to 1 and a fixed charge coverage ratio of 2.89 to 1 as of March 31, 2026. Per the agreement, the definition of net debt is defined as total debt less cash in excess of $300M. As of March 31, 2026, there were $0.4M of standby letters of credit issued under the agreement. Under the $600M agreement, we have an option to increase the total availability under the facility by an additional $300M. Represents uncommitted lines of credit & overdraft facilities. The total amount of the facilities as of March 31, 2026 was $514.0M and subsidiary facilities accounted for $364.0M of the total. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. This rate is the effective interest rate for this note, net of a favorable impact of a forward rate lock.